Equity Income Fund	Summary Prospectus February 26, 2010

Class A	Class B	Class C	Class R	Class Y

FFEIX	FAEBX	FFECX	FEISX	FAQIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at firstamericanfunds.com/funddocs. You can also get this information at no cost by calling 800 677-FUND or by sending an e-mail request to funddocs@firstamericanfunds.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information (SAI), both dated February 26, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.

Investment Objective

Equity Income Fund’s objective is long-term growth of capital and income.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in First American funds. More information about these and other discounts is available from your financial professional and under “Determining Your Share Price” on page 63 of the prospectus and “Reducing Class A Sales Charges” on page 82 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)[1]	None	5.00%	1.00%	None	None

Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None

Other Expenses	0.29%	0.29%	0.29%	0.30%	0.29%

Total Annual Fund Operating Expenses	1.19%	1.94%	1.94%	1.45%	0.94%

Example:  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Class B	Class B	Class C	Class C
		assuming	assuming no	assuming	assuming no
		redemption	redemption	redemption	redemption
		at end of	at end of	at end of	at end of
	Class A	each period	each period	each period	each period	Class R	Class Y
1 year	$665	$697	$197	$297	$197	$148	$96

3 years	$907	$1,009	$609	$609	$609	$459	$300

5 years	$1,168	$1,247	$1,047	$1,047	$1,047	$792	$520

10 years	$1,914	$2,070	$2,070	$2,264	$2,264	$1,735	$1,155

[1]	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

Summary Prospectus — February 26, 2010	Page 1 of 4	Equity Income Fund

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

Equity Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund’s advisor believes are characterized by the ability to pay above average dividends, the ability to finance expected growth, and strong management. The fund’s advisor will generally sell a security if the security is no longer expected to meet the advisor’s dividend or growth expectations or if a better alternative exists in the marketplace.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher-growth equity securities if the advisor believes they will help balance the portfolio. The fund’s equity securities include common stocks, convertible preferred stocks, and corporate debt securities that are convertible into common stocks. All such equity securities will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk — Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Common Stock Risk — Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Credit Risk — The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Derivatives Risk — The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Emerging Markets Risk — Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

Interest Rate Risk — Interest rate increases can cause the value of debt securities to decrease.

International Investing Risk — International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

Non-Investment Grade Securities Risk — Non-investment grade securities, commonly called “high-yield” securities or “junk bonds,” generally are less liquid, have more volatile prices, and carry more risk to principal than investment grade securities.

Summary Prospectus — February 26, 2010	Page 2 of 4	Equity Income Fund

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance is not necessarily an indication of how the fund will perform in the future. Updated performance information is available online at firstamericanfunds.com or by calling 800 677-FUND.

The bar chart shows you the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table shows the variability of the fund’s average annual returns and how they compare over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

					Since
AVERAGE ANNUAL TOTAL RETURNS	Inception				Inception
AS OF 12/31/09	Date	One Year	Five Years	Ten Years	(Class R)

Equity Income Fund

Class A (return before taxes)	12/18/92	17.23%	1.14%	2.49%	N/A

Class A (return after taxes on distributions)		16.70%	0.30%	1.31%	N/A

Class A (return after taxes on distributions and sale of fund shares)		11.77%	1.00%	1.80%	N/A

Class B (return before taxes)	8/15/94	18.13%	1.20%	2.31%	N/A

Class C (return before taxes)	2/1/99	22.09%	1.51%	2.30%	N/A

Class R (return before taxes)	9/24/01	23.60%	2.00%	N/A	3.97%

Class Y (return before taxes)	8/2/94	24.36%	2.54%	3.33%	N/A

Custom Benchmark — Standard & Poor’s 500 Dividend Only Stocks[1] (reflects no deduction for fees, expenses, or taxes)		21.23%	0.19%	0.69%	3.14%

Standard & Poor’s 500 Index[2] (reflects no deduction for fees, expenses, or taxes)		26.46%	0.42%	(0.95)%	3.26%

[1]	The Standard & Poor’s 500 Dividend Only Stocks custom benchmark is composed of companies in the Standard & Poor’s 500 Index that have an indicated annual dividend.

[2]	An unmanaged market-capitalization weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

Investment Advisor

FAF Advisors, Inc.

Portfolio Managers

	Title	Portfolio manager of fund since:

Cori B. Johnson, CFA	Senior Equity Portfolio Manager	January 1996
Gerald C. Bren, CFA	Senior Equity Portfolio Manager	August 1994

Summary Prospectus — February 26, 2010	Page 3 of 4	Equity Income Fund

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a fund on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the Securities and Exchange Commission (SEC).

You can become a shareholder in any of the funds by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The funds reserve the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

You can redeem shares through your financial intermediary or by contacting the funds at:

Phone	Regular Mail	Overnight Express Mail

800-677-FUND	First American Funds	First American Funds
	P.O. Box 3011	615 East Michigan Street
	Milwaukee, WI 53201-3011	Milwaukee, WI 53202

Tax Information

Dividends and capital gain distributions you receive from a fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

P.O. Box 1330
Minneapolis, MN 55440-1330

SP-EQUINC